UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) : August 4, 2005
TRIZEC PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16765 (Commission File Number)	33-0387846 (I.R.S. Employer Identification Number)

10 S. Riverside Plaza, Suite 1100, Chicago IL	60606
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(312) 798-6000
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Earnings Press Release
Supplemental Operating and Financial Data

Item 2.02. Results of Operations and Financial Condition.
     On August 4, 2005, Trizec Properties, Inc. (the “Company”) announced its financial results for the quarter ended June 30, 2005. Copies of the Company’s earnings press release and the Company’s Supplemental Operating and Financial Data for the Quarter ended June 30, 2005 are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.
Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     On July 29, 2005, management of the Company, in consultation with the Audit Committee of the Board of Directors of the Company, concluded that the Company’s unaudited quarterly financial statements for the three months ended March 31, 2004, June 30, 2004 and September 30, 2004 included in the Company’s previously filed Quarterly Reports on Form 10-Q for each of such periods should no longer be relied upon due to an error in the classification between cash flows from operating and investing activities in the unaudited consolidated statements of cash flows related to the change in escrows and restricted cash. The Company intends to file an amendment to its Quarterly Report on Form 10-Q for the three months ended March 31, 2005 to restate the unaudited consolidated statement of cash flows for the three months ended March 31, 2004. In addition, the Company will restate the unaudited consolidated statements of cash flows for the six months ended June 30, 2004 and nine months ended September 30, 2004 in its Quarterly Reports on Form 10-Q for the three months ended June 30, 2005 and ending September 30, 2005, respectively, when such reports are filed. These restatements do not affect the previously reported net change in cash and cash equivalents for the three, six and nine months ended March 31, 2004, June 30, 2004 and September 30, 2004, respectively, and have no impact on the Company’s previously reported unaudited consolidated balance sheets, consolidated statements of operations or the related per share amounts as of, or for the quarterly periods ended, March 31, 2004, June 30, 2004 and September 30, 2004. The restatements also do not change the non-GAAP measure of funds from operations as discussed in the Company’s management’s discussion and analysis of financial condition and results of operations included in each of the Quarterly Reports on Form 10-Q for such periods. In addition, the restatements will not result in any changes to the previously reported audited consolidated statement of cash flows for the year ended December 31, 2004, as included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 or the previously reported unaudited consolidated statement of cash flows for the three months ended March 31, 2005.
     Specifically, during the course of preparing the Company’s Form 10-Q for the quarterly period ended June 30, 2005, management of the Company determined that changes in cash resulting from property acquisition and disposition activities designated to qualify as tax deferred transactions under Section 1031 of the Internal Revenue Code were erroneously reflected in the changes in “Escrows and Restricted Cash” line item under operating activities instead of the changes in “Escrows and Restricted Cash” line item under investing activities in the Company’s previously reported unaudited consolidated statements of cash flows for each of the three, six and nine months ended March 31, 2004, June 30, 2004 and September 30, 2004, respectively. Management of the Company determined that a component of cash under the changes in the “Escrows and Restricted Cash” line items in the consolidated statements of cash flows for each such period should be presented under investing activities rather than operating activities since such amounts related to real estate acquisition and disposition activities. Management believes such revised presentation is consistent with accounting principles generally accepted in the United States.

     The following table shows the Company’s previously reported and restated cash flows from operating activities, investing activities and financing activities for each of the three, six and nine months ended March 31, 2004, June 30, 2004 and September 30, 2004, respectively:

	(in thousands)

	Three Months Ended March 31, 2004
	As Reported	Adjustment	As Restated
Provided by/(Used in)

Operating Activities:
Escrows and Restricted Cash	$27,777	$(21,759)	$6,018
Net Cash Provided by Operating Activities	70,937	(21,759)	49,178

Investing Activities:
Escrows and Restricted Cash	(766)	21,759	20,993
Net Cash Provided by Investing Activities	203,023	21,759	224,782

Financing Activities	(372,611)	—	(372,611)

Net decrease in Cash and Cash Equivalents	$(98,651)	—	$(98,651)

	Six Months Ended June 30, 2004
	As Reported	Adjustment	As Restated
Provided by/(Used in)

Operating Activities:
Escrows and Restricted Cash	$(73,985)	$79,363	$5,378
Net Cash Provided by Operating Activities	30,490	79,363	109,853

Investing Activities:
Escrows and Restricted Cash	(2,501)	(79,363)	(81,864)
Net Cash Provided by Investing Activities	498,136	(79,363)	418,773

Financing Activities	(485,238)	—	(485,238)

Net increase in Cash and Cash Equivalents	$43,388	—	$43,388

	Nine Months Ended September 30, 2004
	As Reported	Adjustment	As Restated
Provided by/(Used in)

Operating Activities:
Escrows and Restricted Cash	$20,395	$(21,700)	$(1,305)
Net Cash Provided by Operating Activities	211,924	(21,700)	190,224

Investing Activities:
Escrows and Restricted Cash	(5,457)	21,700	16,243
Net Cash Provided by Investing Activities	195,223	21,700	216,923

Financing Activities	(460,918)	—	(460,918)

Net decrease in Cash and Cash Equivalents	$(53,771)	—	$(53,771)
     Management of the Company currently is assessing whether these restatements were a result of a material weakness in our internal control over financial reporting which would require a revision to our assessment of internal control over financial reporting.
     The Company has discussed this restatement with the Audit Committee. In addition, the Audit Committee and the Company’s Chief Financial Officer have discussed the matters disclosed in this filing with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm.

Item 9.01. Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Exhibits
The exhibits required by this item are set forth on the Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIZEC PROPERTIES, INC.
August 4, 2005	By:	/s/ Timothy H. Callahan
Timothy H. Callahan
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Earnings Press Release dated August 4, 2005

99.2	Supplemental Operating and Financial Data for the Quarter ended June 30, 2005